IMPAIRMENT OF VESSELS	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment Impairment or Disposal [Abstract]
IMPAIRMENT OF VESSELS	IMPAIRMENT OF VESSELS
In 2020, we entered into an agreement to sell the Golden Shea, a Panamax vessel, to an unrelated third party for a total gross amount of $9.6 million. We recognized a $0.7 million impairment loss in connection with the sale and classified the vessel as held for sale as of December 31, 2020. The vessel is expected to be delivered to its new owner by the end of March 2021.

In 2018, we entered into an agreement to sell the Golden Eminence, a Panamax vessel, to an unrelated third party for a total gross amount of $14.7 million. We recognized a $1.1 million impairment loss in connection with the sale and classified the vessel as held for sale as of June 30, 2018. The vessel was delivered to its new owner in August 2018.